UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005
                                                           ------------

                               Sea Containers Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                         ------------------------------
                         (State or other jurisdiction of
                                 incorporation)

                        001-07560                      98-0038412
                 ------------------------         -------------------
                 (Commission File Number)          (I.R.S. Employer
                                                  Identification No.)

                   22 Victoria Street, Hamilton HM 12, Bermuda
                    P.O. Box HM1179, Hamilton HM EX, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 441-295-2244
                                                            ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01 Other Events.

     On May 26, 2005, Sea Containers Ltd. issued a press release announcing the redemption, on July 1, 2005, of its 13% Senior Notes due 2006. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99   Press Release dated May 26, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SEA CONTAINERS LTD.



                                            By: /s/ Edwin S. Hetherington
                                                -------------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary





Date:  June 2, 2005





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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

  99                       Press Release dated May 26, 2005.






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